UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2006
Sunrise Real Estate Group, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2513701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 701, No. 333 Zhaojiabang Road Shanghai, Peoples Republic of China		200032
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 86 21 6422 0505

Sunrise Real Estate Development Group, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 1, 2006, Wang Wen Hua resigned as a Financial Controller of Sunrise Real Estate Group, Inc. (the “Company”) and was appointed as a Vice General Manager of the Company.
Effective August 1, 2006, Wang Wen Yan was appointed as a Financial Controller of the Company.

Wang; Wen Yan is 28 years old and has been vice financial manager of Sunrise Real Estate Group, Inc. since May 2005. He worked in a real estate development company for 4 years before joining the Company. He graduated from Shanghai University with a Bachelor’s degree in accounting. He is currently enrolled in a Master of Professional Accounting course at the Shanghai University of Finance and Economics. He is a member of the Institute of Management Accountants.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Real Estate Group, Inc.
(Registrant)
Date: August 22, 2006

By:/s/ Lin Chi-Jung
Lin; Chi-Jung President and Chief Executive Officer